UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23205

FS Energy Total Return Fund
(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman
FS Energy Total Return Fund
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: October 31
Date of reporting period: October 31, 2019

Item 1.   Reports to Stockholders.
The annual report (the “Annual Report”) of FS Energy Total Return Fund (the “Fund”) for the fiscal year ended October 31, 2019 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Annual report 2019 Finding opportunities for income and growth in energy and energy infrastructure FS Energy Total Return Fund Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of FS Energy Total Return Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Fund electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically. You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the fund complex if you hold accounts directly or to all funds held in your account if you invest through your financial intermediary.

FS Energy Total Return Fund
PORTFOLIO REVIEW
The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of October 31, 2019 (unaudited):
Portfolio composition (by fair value)
Master Limited Partnerships	16%
Preferred Equity	9%
Common Equity	33%
Senior Secured Loans—First Lien	10%
Corporate Bonds	18%
Short-Term Investments	14%
100%
Top 10 Holdings (by fair value)
Energy Transfer LP	9%
Plains GP Holdings, LP	5%
Royal Dutch Shell plc	5%
BP p.l.c.	5%
Dominion Energy, Inc.	4%
MPLX LP	4%
The Williams Companies, Inc.	4%
Crestwood Equity Partners LP	4%
SM Energy Co.	4%
BCP Raptor II LLC	4%
Industry classification (by fair value)
Midstream	53%
Upstream	21%
Downstream	7%
Service & Equipment	5%
Short-Term Investments	14%
100%

FS Energy Total Return Fund
OFFICERS AND BOARD OF TRUSTEES
Officers

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.
Chief Financial Officer & Treasurer

STEPHEN S. SYPHERD
General Counsel & Secretary

JAMES F. VOLK
Chief Compliance Officer	Board of Trustees

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

DAVID J. ADELMAN
Vice-Chairman
President & Chief Executive Officer,
Campus Apartments, Inc.

HOLLY E. FLANAGAN
Trustee
Managing Director, Gabriel Investments

BRIAN R. FORD
Trustee
Retired Partner, Ernst & Young LLP

DANIEL J. HILFERTY, III
Trustee
Chief Executive Officer,
Independence Health Group

FS Energy Total Return Fund
Annual Report for the Year Ended October 31, 2019

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of FS Energy Total Return Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of FS Energy Total Return Fund (the “Fund”), including the schedule of investments, as of October 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from March 15, 2017 (commencement of operations) through October 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from March 15, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as auditor of one or more FS Investments investment companies since 2013.
Philadelphia, Pennsylvania
December 23, 2019

FS Energy Total Return Fund
Schedule of Investments
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Master Limited Partnerships—19.6%
Energy Transfer LP	(d)	Midstream	360,200	$5,107	$4,535
EQM Midstream Partners, LP	(d)	Midstream	44,000	1,933	1,315
MPLX LP	(d) (e)	Midstream	79,200	2,216	2,088
Total Master Limited Partnerships				9,256	7,938
Preferred Equity—10.3%
Crestwood Equity Partners LP, 9.3%		Midstream	219,123	2,025	2,014
Dominion Energy, Inc., Series A, 7.3%		Downstream	20,000	2,011	2,144
Total Preferred Equity				4,036	4,158
Common Equity—39.9%
BP p.l.c., ADR	(d)	Upstream	62,100	2,367	2,354
Enbridge, Inc.	(d)	Midstream	48,500	1,627	1,766
Kinder Morgan, Inc.	(d)	Midstream	77,700	1,267	1,553
Marathon Petroleum Corp.	(d)	Downstream	18,500	882	1,183
Occidental Petroleum Corp.	(d)	Upstream	18,600	1,014	753
Plains GP Holdings LP, Class A Shares	(d)	Midstream	129,700	2,885	2,407
Rattler Midstream LP		Midstream	60,000	937	901
Royal Dutch Shell plc, Class B Shares, ADR	(d)	Upstream	41,000	2,456	2,390
Tallgrass Energy LP, Class A Shares	(d)	Midstream	42,000	793	784
The Williams Companies, Inc.	(d)	Midstream	92,800	2,180	2,070
Total Common Equity				16,408	16,161
See notes to financial statements.

FS Energy Total Return Fund
Schedule of Investments (continued)
As of October 31, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—11.5%
BCP Raptor II, LLC, L+475, 11/3/2025	(f)	Midstream	$2,095	$2,039	$1,850
Navitas Midstream Midland Basin, LLC, L+450, 12/13/2024	(f)	Midstream	1,990	1,943	1,842
Prairie ECI Acquiror LP, L+475, 3/11/2026	(f)	Midstream	975	968	953
Total Senior Secured Loans—First Lien				4,950	4,645
Corporate Bonds—21.4%
Exterran Energy Solutions LP / EES Finance Corp., 8.1%, 5/1/2025		Service & Equipment	1,400	1,402	1,393
Gulfport Energy Corp., 6.4%, 5/15/2025	(d)	Upstream	2,200	2,130	1,342
KLX Energy Services Holdings, Inc., 11.5%, 11/1/2025	(g)	Service & Equipment	1,400	1,379	1,232
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/2026	(g)	Upstream	1,000	806	680
Moss Creek Resources Holdings, Inc., 10.5%, 5/15/2027	(g)	Upstream	600	487	467
SM Energy Co., 6.6%, 1/15/2027		Upstream	2,300	1,992	1,943
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.9%, 1/15/2029	(g)	Midstream	1,500	1,588	1,626
Total Corporate Bonds				9,784	8,683

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—17.4%
State Street Institutional Treasury Money Market Fund—Institutional Class	(h)	1.71%	7,058,232	7,058	7,058
Total Short-Term Investments				7,058	7,058
TOTAL INVESTMENTS—120.1%				$51,492	48,643
LIABILITIES IN EXCESS OF OTHER ASSETS—(20.1)%					(8,153)
NET ASSETS—100.0%					$40,490

ADR—American Depositary Receipt
(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

(c)
Fair value is determined by the board of trustees of FS Energy Total Return Fund (the “Fund”). See Notes 2 and 7 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)
Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of October 31, 2019, there were no securities rehypothecated by BNP.

(e)
Position or portion thereof unsettled as of October 31, 2019.

(f)
Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of October 31, 2019, the three-month London Interbank Offered Rate (“L”) was 1.90%.

(g)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,005, which represents approximately 9.9% of net assets as of October 31, 2019.

(h)
Rate represents the seven-day yield as of October 31, 2019.

See notes to financial statements.

FS Energy Total Return Fund
Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

October 31, 2019
Assets
Investments, at fair value (amortized cost—$51,492)	$48,643
Cash	1,967
Receivable from Fund shares sold	54
Reimbursement due from adviser(1)	156
Distributions and dividends receivable	179
Interest receivable	351
Prepaid expenses and other assets	18
Total assets	$51,368
Liabilities
Financing arrangement payable	$9,897
Payable for investments purchased	476
Management fees payable	173
Administrative services expense payable	7
Accounting and administrative fees payable	25
Interest expense payable	13
Professional fees payable	210
Trustees’ fees payable	8
Shareholder service fee—Class A	1
Shareholder service and distribution fees—Class T	0
Other accrued expenses and liabilities	68
Total liabilities	$10,878
Net assets	$40,490
Commitments and contingencies ($784)(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$4
Capital in excess of par value	43,965
Accumulated earnings (deficit)	(3,479)
Net assets	$40,490
Class A Shares
Net Assets	$3,288
Shares Outstanding	317,971
Net Asset Value Per Share (net assets ÷ shares outstanding)	$10.34
Maximum Offering Price Per Share ($10.34 ÷ 94.25% of net asset value per share)	$10.97
Class I Shares
Net Assets	$36,781
Shares Outstanding	3,555,274
Net Asset Value Per Share (net assets ÷ shares outstanding)	$10.35
Class T Shares
Net Assets	$421
Shares Outstanding	40,677
Net Asset Value Per Share (net assets ÷ shares outstanding)	$10.34
Maximum Offering Price Per Share ($10.34 ÷ 96.50% of net asset value per share)	$10.72

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 10 for a discussion of the Fund’s commitments and contingencies.

See notes to financial statements.

FS Energy Total Return Fund
Statement of Operations
(in thousands)

Year Ended October 31, 2019
Investment income
Distributions and dividend income (net of foreign tax withholding—$59)	$2,756
Return of capital	(1,054)
Net distributions and dividend income	1,702
Interest income	913
Total investment income	2,615
Operating expenses
Management fees	715
Administrative services expenses	84
Accounting and administrative fees	43
Interest expense	187
Professional fees	285
Trustees’ fees	31
Shareholder service fee—Class A	9
Shareholder service and distribution fees—Class T	2
Other general and administrative expenses	186
Total operating expenses	1,542
Less: Expense reimbursement(1)	(525)
Net operating expenses	1,017
Net investment income	1,598
Realized and unrealized gain/loss
Net realized gain (loss) on investments	(352)
Net realized gain (loss) on foreign currency	11
Net change in unrealized appreciation (depreciation) on investments	(1,026)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(1,367)
Net increase (decrease) in net assets resulting from operations	$231

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to financial statements.

FS Energy Total Return Fund
Statements of Changes in Net Assets
(in thousands)

	Year Ended October 31,
	2019	2018
Operations
Net investment income	$1,598	$784
Net realized gain (loss) on investments and foreign currency	(341)	(670)
Net change in unrealized appreciation (depreciation) on investments	(1,026)	(664)
Net increase (decrease) in net assets resulting from operations	231	(550)
Shareholder distributions(1)
Distributions to shareholders
Class A	(134)	(69)
Class I	(1,420)	(753)
Class T	(11)	(4)
	(1,565)	(826)
Distributions representing return of capital
Class A	(68)	(70)
Class I	(724)	(765)
Class T	(6)	(4)
	(798)	(839)
Net decrease in net assets resulting from shareholder distributions	(2,363)	(1,665)
Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	7,745	12,516
Total increase in net assets	5,613	10,301
Net assets at beginning of period	34,877	24,576
Net assets at end of period	$40,490	$34,877

(1)
See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)
See Note 3 for a discussion of the Fund’s common share transactions.

See notes to financial statements.

FS Energy Total Return Fund
Statement of Cash Flows
(in thousands)

Year Ended October 31, 2019
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$231
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(60,678)
Investments in money market fund, net	(1,423)
Proceeds from sales and repayments of investments	61,040
Net realized (gain) loss on investments	352
Net change in unrealized (appreciation) depreciation on investments	1,026
Accretion of discount	(27)
(Increase) decrease in receivable for investments sold	2,083
(Increase) decrease in reimbursement due from adviser(1)	(119)
(Increase) decrease in distributions and dividends receivable	(18)
(Increase) decrease in interest receivable	(237)
(Increase) decrease in prepaid expenses and other assets	(18)
Increase (decrease) in payable for investments purchased	(1,754)
Increase (decrease) in management fees payable	1
Increase (decrease) in administrative services expenses payable	7
Increase (decrease) in accounting and administrative fees payable	(92)
Increase (decrease) in interest expense payable(2)	13
Increase (decrease) in professional fees payable	23
Increase (decrease) in other accrued expenses and liabilities	(12)
Net cash provided by (used in) operating activities	398
Cash flows from financing activities
Issuance of common shares	11,571
Repurchases of common shares	(5,052)
Shareholder distributions paid	(1,152)
Borrowings under financing arrangement(2)	79,980
Repayments under financing arrangement(2)	(83,874)
Net cash provided by (used in) financing activities	1,473
Total increase (decrease) in cash	1,871
Cash at beginning of period	96
Cash at end of period	$1,967
Supplemental disclosure
Reinvestment of shareholder distributions	$1,211
Non-cash purchase of investments	$(325)
Non-cash sales of investments	$325

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 8 for a discussion of the Fund’s financing arrangement. During the year ended October 31, 2019, borrowings under the financing arrangement included $174 of capitalized interest.

See notes to financial statements.

FS Energy Total Return Fund
Financial Highlights—Class A Shares
(in thousands, except share and per share amounts)

	Year Ended October 31,		Period from May 16, 2017 (Commencement of Operations) through October 31, 2017
	2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$11.05	$11.69	$12.52
Results of operations
Net investment income(2)	0.39	0.27	0.09
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.50)	(0.31)	(0.61)
Net increase (decrease) in net assets resulting from operations	(0.11)	(0.04)	(0.52)
Shareholder Distributions:(3)
Distributions from net investment income	(0.40)	(0.30)	(0.15)
Distributions from net realized gain on investments	—	—	(0.11)
Distributions representing return of capital	(0.20)	(0.30)	(0.05)
Net decrease in net assets resulting from shareholder distributions	(0.60)	(0.60)	(0.31)
Net asset value, end of period	$10.34	$11.05	$11.69
Shares outstanding, end of period	317,971	292,821	104,736
Total return(4)	(1.05)%	(0.45)%	(4.21)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$3,288	$3,236	$1,224
Ratio of net investment income to average net assets(6)(7)	3.63%	2.29%	1.71%
Ratio of total expenses to average net assets(6)	3.93%	6.07%	10.70%
Ratio of expense reimbursement from adviser to average net assets(6)	(1.26)%	(2.98)%	(7.86)%
Ratio of net expenses to average net assets(6)	2.67%	3.09%	2.84%
Portfolio turnover rate	135%	131%	49%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$9,897	$13,791	$6,991
Asset coverage ratio per unit(8)	5.09	3.53	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)
If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.37%, (0.69)% and (6.15)% for the years ended October 31, 2019 and 2018 and the period from May 16, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to financial statements.

FS Energy Total Return Fund
Financial Highlights—Class I Shares
(in thousands, except share and per share amounts)

	Year Ended October 31,		Period from March 15, 2017 (Commencement of Operations) through October 31, 2017
	2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$11.06	$11.69	$12.50
Results of operations
Net investment income(2)	0.42	0.30	0.15
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.50)	(0.30)	(0.65)
Net increase (decrease) in net assets resulting from operations	(0.08)	0.00	(0.50)
Shareholder distributions:(3)
Distributions from net investment income	(0.42)	(0.31)	(0.15)
Distributions from net realized gain on investments	—	—	(0.11)
Distributions representing return of capital	(0.21)	(0.32)	(0.05)
Net decrease in net assets resulting from shareholder distributions	(0.63)	(0.63)	(0.31)
Net asset value, end of period	$10.35	$11.06	$11.69
Shares outstanding, end of period	3,555,274	2,835,791	1,995,949
Total return(4)	(0.80)%	(0.23)%	(4.00)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$36,781	$31,354	$23,342
Ratio of net investment income to average net assets(6)(7)	3.88%	2.54%	1.96%
Ratio of total operating expenses to average net assets(6)	3.68%	5.82%	10.45%
Ratio of expense reimbursement from adviser to average net assets (6)	(1.26)%	(2.98)%	(7.86)%
Ratio of net operating expenses to average net assets(6)	2.42%	2.84%	2.59%
Portfolio turnover rate	135%	131%	49%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$9,897	$13,791	$6,991
Asset coverage ratio per unit(8)	5.09	3.53	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)
If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.62%, (0.44)% and (5.90)% for the years ended October 31, 2019 and 2018 and the period from March 15, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to financial statements.

FS Energy Total Return Fund
Financial Highlights—Class T Shares
(in thousands, except share and per share amounts)

	Year Ended October 31,		Period from October 20, 2017 (Commencement of Operations) through October 31, 2017
	2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$11.05	$11.70	$11.77
Results of operations
Net investment income(2)	0.37	0.24	0.01
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.51)	(0.31)	(0.08)
Net increase (decrease) in net assets resulting from operations	(0.14)	(0.07)	(0.07)
Shareholder distributions(3)
Distributions from net investment income	(0.38)	(0.29)	—
Distributions representing return of capital	(0.19)	(0.29)	—
Net decrease in net assets resulting from shareholder distributions	(0.57)	(0.58)	—
Net asset value, end of period	$10.34	$11.05	$11.70
Shares outstanding, end of period	40,677	25,939	819
Total return(4)	(1.30)%	(0.81)%	(0.59)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$421	$287	$10
Ratio of net investment income to average net assets(6)(7)	3.38%	2.04%	1.46%
Ratio of total expenses to average net assets(6)	4.18%	6.32%	10.95%
Ratio of expense reimbursement from adviser to average net assets(6)	(1.26)%	(2.98)%	(7.86)%
Ratio of net expenses to average net assets(6)	2.92%	3.34%	3.09%
Portfolio turnover rate	135%	131%	49%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$9,897	$13,791	$6,991
Asset coverage ratio per unit(8)	5.09	3.53	4.52

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)
The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)
Information presented is not annualized.

(6)
Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)
If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 2.12%, (0.94)% and (6.40)% for the years ended October 31, 2019 and 2018 and the period from October 20, 2017 (Commencement of Operations) through October 31, 2017, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)
Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to financial statements.

FS Energy Total Return Fund
Notes to Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Energy Total Return Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on February 23, 2016 and commenced investment operations on March 15, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.
The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).
The Fund’s investment objective is to generate an attractive total return consisting of current income and capital appreciation by investing primarily in the equity and debt securities of Natural Resource Companies, as defined below. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in Natural Resource Companies, which the Fund defines as companies that, as their principal business, are engaged in the development of energy infrastructure and the acquisition, exploration, production, mining, processing (including fractionating), refining, transportation (including trans-loading), storage, servicing or marketing of natural resources, including, but not limited to, crude oil, refined products, petrochemicals, natural gas, natural gas liquids, coal, metals and renewable energy sources, as well as those companies that provide equipment or services to companies engaged in any of the foregoing.
The investment adviser to the Fund, FS Energy Advisor, LLC (“FS Energy Advisor”), oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio. FS Energy Advisor has engaged Magnetar Asset Management LLC (“Magnetar’) to act as the Fund’s investment sub-adviser.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued.
Use of Estimates: The preparation of the Fund’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value and is considered Level 2 in the fair value heirarchy. The Fund’s uninvested cash is maintained with a high credit quality financial institution.
Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest (“Class T Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
FS Energy Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (“Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Energy Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).
For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Energy Advisor to be unreliable (and therefore, not readily available), FS Energy Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an approved independent third-party pricing service is

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Energy Advisor.
•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Energy Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Energy Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•
Weekly and as of each quarter end, FS Energy Advisor will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
Quarterly, FS Energy Advisor will provide the audit committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

•
The audit committee of the Board will review the preliminary valuations and FS Energy Advisor, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Energy Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements. In making its determination of fair value, FS Energy Advisor, under supervision of the Board, may use any approved independent third-party pricing or valuation services; provided that FS Energy Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Energy Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by FS Energy Advisor, any investment sub-adviser, or from any approved independent third-party valuation or pricing service, that FS Energy Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Energy Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e. the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, will be valued at fair value. FS Energy Advisor, under supervision of the Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or non-recurring costs related to an acquisition, recapitalization, restructuring or other related items.
FS Energy Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Energy Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Energy Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.
Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Energy Advisor, under supervision of the Board, in consultation with any approved independent third-party valuation service, if applicable.
The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

FS Energy Advisor, and has authorized FS Energy Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Energy Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information. These estimates may subsequently be revised based on the information received from the master limited partnerships (“MLPs”) after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized as interest income, using the effective interest method, over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. For the period from February 23, 2016 (Inception) through October 31, 2017, the Fund incurred organization costs of  $40, which were paid by Franklin Square Holdings, L.P. (“FS Investments”), the Fund’s sponsor and an affiliate of FS Energy Advisor (see Note 4). The Fund did not incur any organization costs during the years ended October 31, 2019 and 2018. FS Investments has agreed to assume the Fund’s organization costs and will not seek reimbursement of such costs. Offering costs primarily include marketing expenses, salaries and other direct expenses of FS Energy Advisor’s and Magnetar Asset Management LLC’s personnel and employees of their affiliates while engaged in marketing the Fund’s

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

common shares. Effective March 8, 2018, FS Investments agreed to assume all of the Fund’s unreimbursed and future offering costs and to not seek reimbursement of such costs. For the periods from February 23, 2016 (Inception) through October 31, 2017 and from November 1, 2017 through March 8, 2018, the Fund incurred offering costs of  $2,464, and $1,109, respectively, which were paid on its behalf by FS Investments (see Note 4). For the period from February 23, 2016 (Inception) through March 8, 2018, the Fund deferred and amortized such costs as an expense in an amount up to 0.50% of gross proceeds raised over twelve months as the Fund raised proceeds in its continuous public offering.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the years ended October 31, 2019 and 2018, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.
Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, or ASU 2018-13, which introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund is currently evaluating the impact of ASU 2018-13 on its financial statements.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the years ended October 31, 2019 and 2018:
	For the Year Ended October 31,
	2019		2018
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	99,895	$1,124	244,849	$2,945
Reinvestment of Distributions	8,463	90	5,920	68
Total Gross Proceeds	108,358	1,214	250,769	3,013
Commissions and Dealer Manager Fees	—	(22)	—	(58)
Net Proceeds to the Fund	108,358	$1,192	250,769	$2,955
Share Repurchase Program	(83,208)	(903)	(6,430)	(76)
Transfers Out	—	—	(56,254)	(658)
Net Proceeds from Class A Share Transactions	25,150	$289	188,085	$2,221

Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	990,539	$10,335	828,491	$9,911
Reinvestment of Distributions	104,219	1,109	93,425	1,076
Total Gross Proceeds	1,094,758	11,444	921,916	10,987
Share Repurchase Program	(375,275)	(4,149)	(136,700)	(1,636)
Transfers In	—	—	54,626	658
Net Proceeds from Class I Share Transactions	719,483	$7,295	839,842	$10,009

Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	13,653	$154	24,669	$291
Reinvestment of Distributions	1,085	12	451	5
Total Gross Proceeds	14,738	166	25,120	296
Commissions and Dealer Manager Fees	—	(5)	—	(10)
Net Proceeds from Class T Share Transactions	14,738	161	25,120	286
Net Proceeds to the Fund	759,371	$7,745	1,053,047	$12,516
Share Repurchase Program
The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.
Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.
The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.
During the year ended October 31, 2019, the Fund engaged in repurchase offers as follows:
Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
February 6, 2019	5%	66,232	1.69%
April 17, 2019	5%	114,337	2.87%
July 17, 2019	10%	149,921	3.74%
October 16, 2019	10%	127,993	3.18%
Total		458,483
Distribution Plan
The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the year ended October 31, 2019, Class T Shares incurred distribution fees of  $1.
Shareholder Service Expenses
The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Energy Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively. For the year ended October 31, 2019, Class A and Class T Shares incurred shareholder service fees of  $9 and $1, respectively.
Note 4. Related Party Transactions
Compensation of the Investment Adviser, Sub-Adviser and their Affiliates
Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of February 15, 2017, by and between the Fund and FS Energy Advisor, FS Energy Advisor is entitled to a management fee in consideration of the advisory services provided by FS Energy Advisor to the Fund. FS Energy Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.
Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of February 28, 2017, by and between FS Energy Advisor and Magnetar, Magnetar is entitled to receive 50% of all management fees paid to FS Energy Advisor under the Investment Advisory Agreement with respect to each year.
The management fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the Fund’s average daily gross assets during such period. Prior to February 28, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. Subject to the consent of Magnetar, the management fee may or may not be taken in whole or in part at the discretion of FS Energy Advisor. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Energy Advisor may determine. The management fee for any partial quarter will be appropriately prorated.
Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of February 28, 2018, by and between the Fund and FS Energy Advisor, the Fund reimburses FS Energy Advisor and Magnetar, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and Magnetar providing administrative services to the Fund on behalf of FS Energy Advisor, subject to the limitations set forth in the Administration Agreement and the New Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Energy Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Energy Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

expenses and the performance of administrative and professional services rendered to the Fund by others. FS Energy Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.
The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Energy Advisor. The Fund’s Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Energy Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Energy Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Energy Advisor.
Reimbursements of administrative expenses to FS Energy Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and Magnetar has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Energy Advisor is waiving expenses or making payments pursuant to the New Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the New Expense Limitation Agreement and FS Energy Advisor and Magnetar have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.
Pursuant to the Administration Agreement, FS Energy Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Energy Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Energy Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Energy Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Energy Advisor or Magnetar, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.
Initially, FS Investments and Magnetar paid the Fund’s organization and offering costs. FS Investments agreed to assume the Fund’s organization costs and not seek reimbursement of such costs. Once the Fund was able to bear its own expenses, the Fund was going to pay certain of its offering costs directly and reimburse FS Energy Advisor and Magnetar for offering costs incurred on its behalf. These costs primarily include, among other things, legal, accounting, printing and other expenses relating to the Fund’s offering, including costs associated with technology integration between the Fund’s systems and those of its distribution partners, marketing expenses, salaries and direct expenses of FS Energy Advisor’s and Magnetar’s personnel, employees of their affiliates and others while engaged in registering and marketing the shares, including the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Fund. Under the terms of the original Administration Agreement, offering costs were limited to 0.50% of the gross proceeds raised in the Fund’s continuous public offering. FS Energy Advisor, Magnetar and their affiliates were entitled to receive up to 0.50% of the gross proceeds raised in the Fund’s continuous public offering until all offering costs funded by FS Energy Advisor or its affiliates (including FS Investments) had been recovered. Offering

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

costs payable by the Fund in any quarter, including amounts reimbursable to FS Energy Advisor, Magnetar, or their respective affiliates, were subject to the expense limitation. See “—Expense Limitation Agreement.” Effective March 8, 2018, FS Investments agreed to assume all of the Fund’s unreimbursed and future offering costs and to not seek reimbursement for such costs. Such costs will include marketing expenses, salaries and other direct expenses of FS Energy Advisor’s and Magnetar’s personnel and employees of their affiliates while engaged in marketing the shares.
For the period from February 23, 2016 (Inception) through March 8, 2018, the Fund deferred and amortized offering costs as an expense in an amount up to 0.50% of gross proceeds raised over twelve months as the Fund raised proceeds in its continuous public offering. For the periods from February 23, 2016 (Inception) through October 31, 2017 and from November 1, 2017 through March 8, 2018, the Fund incurred offering costs of  $2,464 and $1,109, respectively, which were paid on its behalf by FS Investments. Since commencing its continuous public offering and through March 8, 2018, the Fund reimbursed $151 to FS Energy Advisor and its affiliates for offering costs funded by them.
The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the year ended October 31, 2019:
Related Party	Source Agreement	Description	Amount
FS Energy Advisor	Investment Advisory Agreement	Management Fee(1)	$715
FS Energy Advisor	Administration Agreement	Administrative Services Expenses(2)	$84

(1)
As of October 31, 2019, $173 in management fees were payable to FS Energy Advisor.

(2)
During the year ended October 31, 2019, all of the accrued administrative services expenses related to third-party expenses.

Capital Contributions by FS Investments and Magnetar
In October 2016, pursuant to a private placement, Michael C. Forman, a principal of FS Energy Advisor, contributed $100 to purchase approximately 4,000 Class I Shares at $25.00 per share. Effective February 14, 2017, the Fund effected a share split to ensure that the price per share paid by Mr. Forman for the Class I Shares purchased was equal to the NAV per Class I Share of the Fund on the date of the initial closing in the Fund’s continuous public offering. Mr. Forman received 2.0 common shares per existing common share at $12.50 per share.
In March 2017, FS Investments and Magnetar collectively purchased $20,000 of Class I Shares. As of October 31, 2019, the Board and individuals and entities affiliated with FS Energy Advisor and Magnetar held 1,508,501 Class I Shares, valued at approximately $15,613 based on the NAV per Class I Share on such date. FS Investments, Magnetar, and their respective employees, partners, officers and affiliates may own a significant percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.
Expense Limitation Agreement
Pursuant to the expense limitation agreement (“2017 Expense Limitation Agreement”), dated as of February 15, 2017, by and between FS Energy Advisor and the Fund, FS Energy Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.00% per annum of the Fund’s average daily net assets attributable to the

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

applicable class of shares for the twelve month period following March 8, 2017, the date of effectiveness of the Fund’s initial registration statement on Form N-2. The 2017 Expense Limitation Agreement remained in effect until March 8, 2018. For the purpose of the 2017 Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses. In consideration of FS Energy Advisor’s agreement to pay or waive the Fund’s ordinary operating expenses for the first twelve months after effectiveness, Magnetar agreed that, during such period, any sub-advisory fees paid to Magnetar would be remitted back to FS Energy Advisor in an amount equal to the lesser of   (i) 50% of the “ordinary operating expenses” paid or waived by FS Energy Advisor pursuant to the 2017 Expense Limitation Agreement, or (ii) the sub-advisory fees paid to Magnetar. If the amount of ordinary operating expenses during such period exceeded the amount of management fees paid to FS Energy Advisor, FS Investments would be solely responsible for any such excess.
On February 28, 2018, FS Energy Advisor and the Fund amended and restated the 2017 Expense Limitation Agreement (as so amended and restated, the “New Expense Limitation Agreement”) under which FS Energy Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares. The New Expense Limitation went into effect on March 8, 2018 and may be adjusted for other classes of Shares to account for class-specific expenses. In consideration of FS Energy Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Energy Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Energy Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The New Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Energy Advisor. The New Expense Limitation Agreement may not be terminated by FS Energy Advisor. For the purposes of the New Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Energy Advisor or Magnetar), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.
The specific amount of expenses waivable and/or payable by FS Energy Advisor pursuant to the New Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Energy Advisor pursuant to the terms of the New Expense Limitation Agreement shall survive the termination of such agreement for any reason.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

During the year ended October 31, 2019, the Fund accrued $525 of expense reimbursement that FS Investments has agreed to pay, all of which pertained to the New Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.
Note 5. Distributions
During the year ended October 31, 2019, the Fund declared and paid gross distributions in the amount of  $0.6250 (as adjusted for the applicable share class expenses) per share in the total amount of  $2,363. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.
The following table reflects the sources of distributions on a tax basis that the Fund paid on its common shares during the years ended October 31, 2019 and 2018:
	Year Ended October 31,
	2019		2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$1,565	66%	$826	50%
Short-term capital gains proceeds from the sale of assets	—	—	—	—
Return of capital	798	34%	839	50%
Total	$2,363	100%	$1,665	100%

(1)
The Fund’s net investment income on a tax basis for the years ended October 31, 2019 and 2018 was $1,565 and $826, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended October 31, 2019, the Fund increased accumulated earnings (deficit) by $369 and decreased capital in excess of par value by $369. These reclassifications, resulting from nondeductible expenses related to partnerships, have no impact on the net assets of the Fund.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of October 31, 2019, the components of accumulated earnings (loss) on a tax basis were as follows:
Distributable ordinary income	$—
Accumulated capital losses(1)	(433)
Net unrealized appreciation (depreciation)	(2,395)
Other temporary differences	(651)
Total	$(3,479)

(1)
Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of October 31, 2019, the Fund had long-term capital loss carryforwards available to offset future realized capital gains of  $433.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $51,038 as of October 31, 2019. The difference between the Fund’s GAAP basis cost and its tax basis cost is primarily due to wash sale loss deferrals and non-taxable distributions from underlying investments and partnerships. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(2,395), which was comprised of gross unrealized appreciation of  $2,570 and gross unrealized depreciation of  $4,965, as of October 31, 2019.
Note 6. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of October 31, 2019:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Master Limited Partnerships	$9,256	$7,938	16%
Preferred Equity	4,036	4,158	9%
Common Equity	16,408	16,161	33%
Senior Secured Loans—First Lien	4,950	4,645	10%
Corporate Bonds	9,784	8,683	18%
Short-Term Investments	7,058	7,058	14%
Total	$51,492	$48,643	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums, accretion of discounts and/or tax-basis return of capital, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of October 31, 2019, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of October 31, 2019:
Industry Classification	Fair Value	Percentage of Portfolio
Midstream	$25,704	53%
Upstream	9,929	21%
Downstream	3,327	7%
Service & Equipment	2,625	5%
Short-Term Investments	7,058	14%
Total	$48,643	100%
Purchases and sales of securities during the year ended October 31, 2019, other than short-term securities and U.S. government obligations, were $60,678 and $61,040, respectively
Note 7. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of October 31, 2019, the Fund’s investments were categorized as follows in the fair value hierarchy:
Asset Description	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$7,938	$—	—	$7,938
Preferred Equity	4,158	—	—	4,158
Common Equity	16,161	—	—	16,161
Senior Secured Loans—First Lien	—	4,645	—	4,645
Corporate Bonds	—	8,683	—	8,683
Short-Term Investments	—	7,058	—	7,058
Total	$28,257	$20,386	—	$48,643
The Fund’s investments primarily consisted of Exchange-Traded Securities or OTC Securities. All of the MLPs, preferred equity investments and common equity investments, each of which were traded on an active public market, were valued at their closing price as of October 31, 2019. All of the fixed income investments were valued by using the mid-point of the prevailing bid and ask prices from dealers on the date

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

of the relevant period end, which were provided by an independent third-party pricing service approved by the Board and screened for validity by such service.
The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.
Note 8. Financing Arrangement
The following table presents summary information with respect to the Fund’s financing arrangement as of October 31, 2019:
Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	L+0.85%	$9,897	—(1)	April 27, 2020(2)

(1)
The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)
As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of October 31, 2019, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility
On March 16, 2017, the Fund entered into a committed facility arrangement (“BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings on a committed basis up to a maximum amount equal to the average outstanding balance over the past twenty business days or, if fewer, the number of business days since closing. The Fund may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings. Borrowings are available in U.S. Dollars (“USD”) and Canadian Dollars (“CAD”). Borrowings under the BNP Facility accrue interest at a rate equal to the London Interbank Offered Rate (“LIBOR”) for a one-month interest period plus 0.85% per annum on USD borrowings or the Canadian Dollar Offered Rate for a one-month interest period plus 0.75% per annum on CAD borrowings. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. The Fund may terminate the facility upon 179 days’ notice. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 0.50% of the maximum amount of financing available on the termination date.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Financing Arrangement (continued)

In connection with the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP Facility agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund; (b) any change in BNP Paribas’ interpretation of applicable law that, in the reasonable opinion of counsel to BNP Paribas, has the effect of impeding or prohibiting the BNP Facility; (c) certain events of insolvency or bankruptcy by the Fund; (d) specified material reductions in the Fund’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the Investment Advisory Agreement or if FS Energy Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP Paribas.
The carrying amount outstanding under the BNP Facility approximates its fair value. For the year ended October 31, 2019, the total interest expense for the BNP Facility was $187.
For the year ended October 31, 2019, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:
Cash paid for interest expense(1)	—
Average borrowings	$5,633
Effective interest rate on borrowings at October 31, 2019	2.63%
Weighted average interest rate	3.31%

(1)
Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the terms of the BNP Facility, BNP Paribas has the ability to borrow a portion of the pledged collateral (collectively, the “rehypothecated securities”), subject to certain limits, in exchange for paying to the Fund a fee equal to 70% of the difference between the fair market rate (as determined by BNP Paribas) and the overnight Fed Funds rate. The Fund may, in its sole discretion for any valid business reason, designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there remain securities eligible to be rehypothecated within the segregated custody account in an amount equal to the outstanding borrowings owed by the Fund to BNP Paribas. The Fund may recall any rehypothecated security at any time and BNP Paribas must return such security or an equivalent security within a commercially reasonable period. In the event BNP Paribas does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNP Paribas under the facility. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by the Fund under the BNP Facility, BNP Paribas may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. The Fund will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities. For the year ended October 31, 2019, the Fund did not receive any fees from BNP Paribas for securities that had been rehypothecated pursuant to the BNP Facility. As of October 31, 2019, there were no securities rehypothecated by BNP Paribas.
Note 9. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Energy Advisor and Magnetar believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Natural Resource Company Risks: Under normal market conditions, the Fund intends to invest at least 80% of its investments in Natural Resource Companies. By concentrating investments in Natural Resource Companies, the Fund will be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting the natural resource and energy sectors. Natural Resource Companies are also subject to specific risks, including risks associated with fluctuations in energy commodity prices and the volume of, and demand for, energy commodities; the highly cyclical nature of the natural resource and energy sectors; the depletion of commodity reserves or overstatement of the quantities of Natural Resource Company reserves; changes in the regulatory environment that affect the profitability of Natural Resource Companies; extreme weather or other natural disasters, fluctuations of interest rates and the economic impact of the Fund’s fixed income investments.
Master Limited Partnership Risk: An investment in MLP units involves certain risks inherent in the structure of MLPs which differ from an investment in the common stock of a corporation, including (i) the limited ability to elect or remove management or the general partner or managing member, (ii) limited voting rights, except with respect to extraordinary transactions, and (iii) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. In addition, there are certain tax risks associated with an investment in MLP units.
Other Equity Securities Risk: The Fund may invest in equity securities of issuers other than Natural Resource Companies, including common stock of issuers engaged in other sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLPs.
Equity Securities Risk: Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Concentration of Risk (continued)

directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Actof 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Energy Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Note 10. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Energy Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Energy Advisor, Magnetar and their respective affiliates (including FS Investments) resulting from the expense limitation agreements.
Note 11. Subsequent Events
On December 11, 2019, the Board approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund into a newly organized series (the “Acquiring Fund”) of FS Series Trust. The Acquiring Fund will have substantially similar investment objectives and policies as those of the Fund, but the Acquiring Fund will be organized as an open-end mutual fund instead of a closed-end interval fund.

FS Energy Total Return Fund
Notes to Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 11. Subsequent Events (continued)

The reorganization of the Fund is subject to approval by its shareholders. The Fund will call a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan. If shareholders of the Fund approve the reorganization, the reorganization is currently expected to take effect in March 2020.
The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.
Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	58	February 2016	Chairman	Chairman and Chief Executive Officer of FS Investments	10	FS Multi-Alternative Income Fund (since 2018); FS Series Trust (since 2016); FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Global Credit Opportunities Fund (since 2013 and including its affiliated feeder funds); FS KKR Capital Corp. II (formerly FS Investment Corporation II) (since 2011); FS Energy and Power Fund (since 2010); and FS KKR Capital Corp. (since 2007)
David J. Adelman(2)	47	February 2017	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	3	FS Multi-Alternative Income Fund (since 2018); FS Credit Real Estate Income Trust, Inc. (since 2018); and FS Series Trust (since 2017)
Independent Trustees
Holly E. Flanagan	48	February 2017	Trustee	Managing Director of Gabriel Investments (since 2013)	3	FS Multi-Alternative Income Fund (since 2018); and FS Credit Income Fund (since 2017)
Brian R. Ford	71	November 2016	Trustee	Partner of Ernst & Young LLP (1971–2008)	3	FS KKR Capital Corp. (since 2018); FS KKR Capital Corp. II (formerly FS Investment Corporation II) (since 2018); FS Multi-Alternative Income Fund (since 2018); FS Credit Income Fund (since 2017); and Clearway Energy, Inc. (formerly NRG Yield, Inc.) (since 2013)
Daniel J. Hilferty, III	63	March 2019	Trustee	Chief Executive Officer of Independence Health Group (since 2010)	3	FS Multi-Alternative Income Fund (since 2019); FS Credit Income Fund (since 2019); and Aqua America, Inc. (since 2017)

*
The “Fund Complex” consists of the Fund, FS Series Trust, FS Credit Income Fund, FS Multi-Alternative Income Fund and FS Global Credit Opportunities Fund (and its affiliated feeder funds).

(1)
Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Energy Advisor.

(2)
Mr. Adelman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Energy Advisor.

Executive Officers
Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	58	Chairman, Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	57	Chief Financial Officer & Treasurer	Since 2017	Chief Financial Officer, FS Energy and Power Fund, FS Multi-Alternative Income Fund, FS Credit Income Fund, FS Global Credit Opportunities Fund and its affiliated feeder funds, FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	42	General Counsel & Secretary	Since 2016	General Counsel, FS Investments
James F. Volk	57	Chief Compliance Officer	Since 2016	Managing Director, Fund Compliance, FS Investments; and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996–2014)
Statement of Additional Information
The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Energy Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Energy Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Energy Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Energy Total Return Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

www.fsinvestments.comAR19-ETR
© 2019 FS InvestmentsDFS DE19

Item 2.   Code of Ethics.
(a)
On June 19, 2019, the Fund’s board of trustees (the “Board”) adopted an amended Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Fund and FS Energy Advisor, LLC (“FS Energy Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)
Not applicable.

(c)
On June 19, 2019, the Board approved the Code of Ethics, which was amended to eliminate the periodic open window period concept in connection with the purchase and sale of Fund shares by access persons and replace it with the right to impose temporary event-driven blackout periods in situations when Fund management believes access persons could be in possession of material non-public information. A copy of the Code of Ethics is included herein as exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page of FS Investments’ website at www.fsinvestments.com.

(d)
During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Fund did not grant any waivers, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)
Not applicable.

(f)
A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3.   Audit Committee Financial Expert.
(a)(1)
The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)
The Board has determined that Brian R. Ford is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)
Not applicable.

Item 4.   Principal Accountant Fees and Services.
(a)
Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2019 and 2018 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $75,000 and $77,500, respectively.

(b)
Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2019 and 2018 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $2,000 and $1,995, respectively. Audit-related fees for the fiscal years ended October 31, 2019 and 2018 represent fees billed for services provided in connection with consent letter procedures.

(c)
Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended October 31, 2019 and 2018 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $61,880 and $54,410, respectively. Tax fees for the fiscal years ended October 31, 2019 and 2018 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)
All Other Fees. No fees were billed to the Fund for the fiscal years ended October 31, 2019 and 2018 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)
Audit Committee Pre-Approval Policies and Procedures.

(1)
The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)
All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Not applicable.

(g)
The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Energy Advisor and any entity controlling, controlled by or under common control with FS Energy Advisor that provides ongoing services to the Fund for the fiscal years ended October 31, 2019 and 2018 were $63,880 and $56,405, respectively.

(h)
Not applicable.

Item 5.   Audit Committee of Listed Registrants.
(a)
Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)
Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.   Investments.
(a)
The Fund’s schedule of investments as of October 31, 2019 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)
Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated its proxy voting responsibility to FS Energy Advisor, pursuant to the proxy voting policies and procedures of FS Energy Advisor. FS Energy Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5).
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)
Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Each of Messrs. Kelly and Haas has served as portfolio managers since the Fund’s inception. Mr. Picard has served as a portfolio manager since January 2019.

Michael Kelly has served as president of FS Investments since July 2017. Mr. Kelly has also served as chief investment officer of FS Investments since January 2015. Among other things, Mr. Kelly oversees the investment management and product development functions at FS Investments. Before joining FS Investments, Mr. Kelly was the chief executive officer of ORIX USA Asset Management (“ORIX”), where he led the company’s acquisition of Robeco, a $250 billion global asset management company and the largest acquisition in ORIX’s 50-year history. Mr.Kelly started his career on Wall Street at Salomon Brothers and went on to join hedge fund pioneers Omega Advisors and Tiger Management. Mr. Kelly then helped build and lead the hedge fund firm, FrontPoint Partners, where he first served as chief investment officer and eventually co-chief executive officer. Mr. Kelly is a graduate of Cornell University and earned his M.B.A. at Stanford University. Mr. Kelly is a co-founder and board member of the Spotlight Foundation, and serves as a trustee of the Tiger Foundation and the Stanford Business School Trust.
Robert Haas currently serves as fund chief operating officer of FS Investments. Mr. Haas has also served in various capacities for FS Investments and its affiliated investment advisers since the later of September 2010 or such entity’s inception date. In his current role, Mr. Haas oversees fund management for the FS funds. Prior to joining FS Investments, Mr. Haas served on the commercial real estate investment team at American Capital, a private equity firm and global asset manager, from 2007 to 2010. At American Capital, Mr. Haas was involved in all aspects of the company’s commercial real estate investing activities, including bond investment selection, due diligence, structuring, securitization and surveillance. Prior to American Capital, Mr. Haas served in the structured finance group at Capital Source, a specialty finance company, where he sourced, underwrote, negotiated, structured and managed investments in middle-market finance companies. Prior to Capital Source, Mr. Haas was an analyst at Goldman Sachs’ Archon Group, where he analyzed and evaluated debt and equity investments in commercial real estate. Mr. Haas earned a B.S. in finance from Georgetown University’s McDonough School of Business and holds the CFA Institute’s Chartered Financial Analyst designation. Mr. Haas is a co-founder and chairman of the board of The 1789 Fund, a non-profit organization focused on improving the health of mothers and newborns in underserved populations.
Daniel Picard currently serves as head of product development and due diligence and has been with FS Investments since June 2012. He is responsible for researching, designing and launching new alternative investment offerings as well as onboarding new products with FS’s broker-dealer partners and RIAs. Before joining the product development team, Mr. Picard worked in the firm’s product strategy group, where he produced education, research and marketing content for financial advisors. Prior to FS Investments, Mr. Picard was a Vice President at Barclays Capital, where he worked for five years as a trader of leveraged loans and loan credit derivatives. Prior to Barclays, he spent three years at Citi, working first as a corporate banking analyst in Citi’s energy group in Houston and then as a fixed income analyst in Citi’s project finance group in New York. Mr. Picard graduated with honors from Trinity College where he received his BA in Economics.
(a)(2)
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2019: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Michael Kelly
Registered Investment Companies	9	$526,177(1)	—	—
Other Pooled Investment Vehicles	7	$21,036,019(2)	7	$21,036,019(2)
Other Accounts	—	—	—	—
Robert Haas
Registered Investment Companies	1	$47,086	—	—
Other Pooled Investment Vehicles	1	$379,808(2)	1	$379,808(2)
Other Accounts	—	—	—	—

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Daniel Picard
Registered Investment Companies	2	$298,009	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1)
The assets for one of the accounts, FS Series Trust, represents assets as of September 30, 2019.

(2)
The assets for the accounts FS KKR Capital Corp., FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust II, FS Energy & Power Fund and FS Credit Real Estate Income Trust represent assets as of September 30, 2019.

Potential Conflicts of Interest
FS Energy Advisor, Magnetar and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:
•
The managers, officers and other personnel of FS Energy Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•
The personnel of Magnetar allocate their time, as they deem appropriate, between assisting FS Energy Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including acting in an investment management capacity for other funds or accounts that actively invest in the energy and natural resource sectors, including in the securities of Natural Resource Companies;

•
The principals of FS Energy Advisor or Magnetar may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•
The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Energy Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on the Fund’s behalf;

•
The Fund may now, or in the future, compete with other funds or clients managed or advised by Magnetar or affiliates of Magnetar for investment opportunities, subjecting Magnetar and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on the Fund’s behalf or recommending investments to FS Energy Advisor;

•
FS Energy Advisor or Magnetar could be subject to a conflict of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive compensation while certain other funds advised by FS Energy Advisor or Magnetar (or their affiliates) are, which could incentivize FS Energy Advisor or Magnetar to favor such funds over the Fund when allocating investments;

•
Subject to applicable law, Magnetar, its affiliates and funds or entities managed by them may now, or in the future, acquire securities in which the Fund invests;

•
Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to shareholders, FS Energy Advisor and Magnetar will receive the management fee in connection with the management of the Fund’s portfolio;

•
From time to time, to the extent consistent with the 1940 Act, and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Energy Advisor or Magnetar provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Energy Advisor or Magnetar may result in FS Energy Advisor or Magnetar coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of Magnetar to recommend to FS Energy Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Energy Advisor or Magnetar would otherwise take an action;
•
FS Energy Advisor, Magnetar and their respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•
Magnetar and its affiliates may have existing business relationships or access to material non-public information that would prevent Magnetar from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Energy Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Energy Advisor or Magnetar would otherwise take such an action;

•
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Energy Advisor, Magnetar and any of their respective affiliates, as applicable, FS Energy Advisor, Magnetar and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Energy Advisor, Magnetar or any of their respective affiliates to participate in an investment opportunity. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Energy Advisor and/or Magnetar, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate;

•
Subject to applicable law, so long as the Sub-Advisory Agreement is in effect, and neither party has provided notice of termination, FS Energy Advisor has agreed not to enter into a sub-advisory agreement with any third party to act as an additional sub-adviser to the Fund. FS Energy Advisor may therefore have a conflict of interest in making recommendations to the Board regarding the retention of Magnetar as a sub-adviser to the Fund, or in making recommendations regarding the retention of any additional or different third party sub-advisers; and

•
The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Energy Advisor or Magnetar (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.
(a)(3)
FS Energy Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Energy Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Energy Advisor, receives a base salary and is eligible for a discretionary bonus.
All final compensation decisions are made by the management committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.
(a)(4)
The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Energy Advisor’s investment committee as of October 31, 2019, based on the NAV per Class I common share of the Fund of  $10.35 on October 31, 2019.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Michael Kelly	$50,001–$100,000
Robert Haas	$10,001–$50,000
Daniel Picard	None

(1)
Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)
Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this annual report on Form N-CSR.
Item 10.   Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this annual report included in Item 1 of thisForm N-CSR.
Item 11.   Controls and Procedures.
(a)
The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this annual report on Form N-CSR was recorded, processed, summarized and reported timely.
(b)
There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)
Not applicable.

(b)
Not applicable.

Item 13.   Exhibits.
(a)(1)	The Fund’s Code of Business Conduct and Ethics is attached hereto in response to Item 2(f).
(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(a)(5)	The Proxy Voting Policies and Procedures of FS Energy Advisor are attached hereto in response to Item 7.
(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FS Energy Total Return Fund
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer Date: December 26, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Michael C. Forman Michael C. Forman President and Chief Executive Officer (Principal Executive Officer) Date: December 26, 2019
By: /s/ Edward T. Gallivan, Jr. Edward T. Gallivan, Jr. Chief Financial Officer (Principal Financial Officer) Date: December 26, 2019